Exhibit 99.1

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

JULY 1, 2019	GERMAN AMERICAN ANNOUNCES COMPLETION OF MERGER WITH CITIZENS FIRST CORPORATION AND CITIZENS FIRST BANK, INC.

JASPER, Indiana, German American Bancorp, Inc. (NASDAQ:GABC) announced today that it has completed its merger with Citizens First Corporation., the parent company of Citizens First Bank, Inc. of Bowling Green, Kentucky, effective at 12:01 a.m. (Eastern time) on July 1, 2019. Immediately following completion of the holding company transaction, Citizens First Bank merged with and into German American’s banking subsidiary, German American Bank.

Each Citizens First common shareholder of record at closing is entitled to receive 0.6629 shares of German American common stock and a cash payment of $5.80 for each of their former shares of Citizens First common stock, subject to his or her surrender of the old Citizens First shares to the exchange agent designated by German American. Instructions and forms to accomplish that surrender and exchange process are being mailed by the exchange agent to each of Citizens First shareholders of record as of closing. Shareholders who hold Citizens First shares in the Citizens First Bank 401(k) Profit Sharing Plan will receive a cash payment of $25.77, which is equal to the exchange ratio multiplied by the closing trading price of German American common shares on June 28th plus $5.80.

Mark A. Schroeder, Chairman and CEO of German American, stated, “We are delighted to welcome Citizens First’s customers, employees and shareholders to German American. This merger with Citizens First represents the next step in German American’s strategic vision to expand our community-focused, customer-centric business model throughout the Commonwealth of Kentucky. This combination of German American’s existing operations in the greater Bowling Green, Kentucky market area with that of Citizens First’s strong community banking franchise will result in an approximate 12% market share and a top three position in the market. We are excited to expand in this very vibrant and growing market and believe we are positioned extremely well to provide our extensive offerings of banking, insurance, and investment products and services to Citizens First’s current and prospective clients.”

Schroeder continued, “We expect that this strategic transaction will be accretive to German American's earnings per share during the 12 months following completion of the transaction, and will have a quick tangible book value earn back. Coupled with our previous First Security combination, this transaction also adds to our efficiency and scale. Following completion of the merger, German American's pro forma capital ratios will continue to significantly exceed regulatory well-capitalized levels, enabling us to continue to take advantage of future organic growth opportunities in Kentucky and throughout our existing Southern Indiana market area."

M. Todd Kanipe, President & CEO of Citizens First, will continue to lead German American’s operations in the greater Bowling Green, Kentucky market area in the newly established role of Regional President. Additionally, Jack W. Sheidler, Citizens First’s Board Chairman, is expected to join the board of German American Bancorp, Inc. Commenting on the merger, Mr. Kanipe stated, "This partnership with German American will enable us to deepen and broaden the financial services we provide in each of our markets, materially increase our lending limits and will provide great opportunity for both our customers and employees. Citizens First is well aligned with German American both culturally and strategically, and through this partnership, German American is gaining a significant presence in the greater Bowling Green, Kentucky market area."

Mr. Sheidler added, “German American is consistently one the nation’s best-performing community banking organizations, and their stock provides our shareholders with enhanced liquidity and trading volume. German American's reputation, financial strength and capabilities will provide tremendous value to our customers, employees, communities and shareholders."

Sandler O’Neill & Partners, L.P. served as financial advisor on the transaction to German American and Bingham Greenebaum Doll LLP served as legal counsel.

Keefe, Bruyette & Woods served as financial advisor on the transaction to Citizens First Corporation and Wyatt, Tarrant & Combs LLP served as its legal counsel.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected benefits of the merger (the “Merger”) between German American Bancorp, Inc. (“German American”) and Citizens First Corporation. (“Citizens First”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of German American’s goals, intentions and expectations; statements regarding German American’s business plan and growth strategies; statements regarding the asset quality of German American’s loan and investment portfolios; and estimates of German American’s risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements,

including, among other things: the risk that the businesses of German American and Citizens First will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of German American to complete integration and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with German American’s business; and other risks and factors identified in German American’s filings with the Securities and Exchange Commission. German American does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, German American’s past results of operations do not necessarily indicate its anticipated future results.

About German American

German American Bancorp, Inc., is a NASDAQ-traded (symbol: GABC) bank holding company based in Jasper, Indiana. Following the Merger and planned Merger integration, German American, through its banking subsidiary German American Bank, will operate 74 banking offices in 20 southern Indiana counties and in six counties in Kentucky. German American also owns an investment brokerage subsidiary (German American Investment Services, Inc.) and a full line property and casualty insurance agency (German American Insurance, Inc.). On a proforma basis, as of March 31, 2019, the combined German American/Citizens First operations reported total assets of approximately $4.4 billion, total loans of approximately $3.1 billion, and total deposits of approximately $3.5 billion.

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